Exhibit 99.4
Manager Talking Points
For use by directors and managers in discussing the transaction with their teams
Let me explain what is happening.
•	An offer has been accepted by the CDW Board of Directors for the company to be purchased by Chicago-based private equity firm Madison Dearborn Partners, LLC.

•	The Board believes this is a compelling opportunity to immediately maximize shareholder value and is recommending that shareholders approve the transaction through a special vote that will be scheduled in the next few months.

•	If the shareholders approve the transaction and customary closing conditions are satisfied, then MDP will purchase all of CDW’s stock and the company will no longer be publicly traded.

•	It means we will be owned by MDP instead of thousands of shareholders.

•	Michael Krasny has agreed to vote his shares in favor of the transaction.

•	Remember that as of now this is simply a proposed transaction. We are still a public company and are required to operate as such.
Here’s some background about why this is happening.
•	CDW’s business, with its great people, strong cash flow, great brand, strong management team and exciting growth prospects in a fragmented industry is particularly attractive to private equity firms.

•	Private equity firms manage money on behalf of investors, money that is often used to buy companies which they believe are promising long term investments.

•	Our Board was initially approached by a party interested in discussing a transaction and then went through an evaluation process with several potential buyers.

•	MDP offered the highest price. As a result, our Board has agreed for CDW to be purchased by MDP.

•	MDP and its advisors spent thousands of hours evaluating and developing an understanding of our company and industry.

•	They are confident in our growth prospects and are making a significant investment in our business.
Let me tell you a little bit more about Madison Dearborn Partners.
•	MDP manages more than $14 billion in investments.

•	Some of their investments include Ruth’s Chris Steakhouse, PayPal, Boise Cascade and Yankee Candle Company.

•	They are attracted to our success and the value that all coworkers have created in the company. They see us as a great investment and are committed to providing the resources necessary to grow the company.

•	You may hear the name, Ben Chereskin — he is a managing director and one of the founders of MDP. Ben will be our main contact at MDP.

•	You can visit MDP’s web site at www.mdcp.com.
As part of the proposed acquisition:
•	MDP has agreed, at a minimum, to preserve current base salary and benefit levels, at least through 2008. We will continue with the PMP process to determine yearly salary adjustments.

•	Cash bonuses and cash incentive plans will continue to be established by management subject to business goals and personal performance.
If the transaction is approved and customary closing conditions are satisfied, upon closing all stock options and restricted stock will vest.
•	Option holders will be paid an amount in cash equal to the buyout price of $87.75 per share minus the exercise price of their options less applicable taxes.

•	If you own shares directly, through the Employee Stock Purchase Plan or through restricted stock, you will receive $87.75 per share less applicable taxes.

We are already sharing the news with customers, partners and other important people with whom we work.
•	Information is posted on cdw.com and Coworkernet.

•	An email and a copy of the press release have been sent to partners.

•	If you are in a customer-facing role, you will be receiving additional materials to help you handle questions.

•	We can all help to reassure customers that they can expect the superior buying experience and level of service they’ve come to expect from us. Our potential new owners are just as dedicated to providing a superior customer experience as we are.
Here’s what happens next.
•	Our Board is recommending that shareholders approve the transaction in a special meeting that is expected to take place in the next few months.

•	Since this has not been a public process until now, our Board will approach potential buyers to determine if someone is willing to offer a higher price. This is called a ‘go shop’ period and is expected to last 30 days.

•	If and when the shareholders do approve the transaction, it means we will be owned by MDP instead of thousands of shareholders.
Here’s what you can do while the transaction progresses.
•	Our goals, strategies and values remain unchanged.

•	It is important for everyone to stay focused on serving our customers.

•	Everyone still works at the same place with the same manager and represents the same brand and serves the same customers.

•	Our business plan for 2007 is unchanged and we must execute against it.
Some of you may have concerns about job eliminations and the future of the CDW culture.

•	We expect no job reductions as a result of the transaction. MDP is attracted to our success and the value that our coworkers have built in this company

•	MDP is making a significant investment and wants to help us grow and build on our success while remaining true to our culture.

•	Coworkers will benefit from the opportunities that will be created from the growth of CDW.
Do you have any questions?
CDW Corporation will file with the Securities and Exchange Commission (the “SEC”), and furnish to its shareholders, a proxy statement soliciting proxies for the meeting of its shareholders to be called with respect to the proposed merger between CDW and Madison Dearborn Partners, LLC. CDW SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO THEM BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. CDW shareholders and other interested parties will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. CDW shareholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents by directing a request by mail or telephone to CDW Corporation, 200 N. Milwaukee Ave., Vernon Hills, Illinois 60061, Attention: Corporate Secretary, telephone: (847) 465-6000, or from CDW’s website, http://www.cdw.com.
CDW and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from shareholders of CDW with respect to the proposed merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in CDW’s proxy statement relating to the proposed merger when it is filed with the SEC. Information regarding certain of these persons and their beneficial ownership of CDW common stock as of March 31, 2007 is also set forth in CDW’s proxy statement for its 2007 Annual Meeting of Shareholders, which was filed with the SEC on April 16, 2007.

Statements about the expected timing, completion and effects of the proposed merger between CDW and Madison Dearborn Partners, LLC and all other statements in this filing other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, each of which is qualified in its entirety by reference to the following cautionary statements. Forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. CDW may not be able to complete the proposed merger because of a number of factors, including, among other things, the failure to obtain shareholder approval, the failure of financing or the failure to satisfy other closing conditions. Other risks and uncertainties that may affect forward-looking statements are described in the reports filed by CDW with the SEC under the Securities Exchange Act of 1934, as amended, including without limitation CDW’s Annual Report on Form 10-K for the year ended December 31, 2006.